Exhibit 99.1

Press Release

SANTANDER HOLDINGS USA, INC. ANNOUNCES CASH TENDER OFFER FOR UP TO $400,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF CERTAIN SENIOR NOTES

BOSTON, February 1, 2018 – Santander Holdings USA, Inc. (“SHUSA” or the “Company”) today announced the commencement of a cash tender offer (the “Offer”) for up to $400,000,000 (“Maximum Amount”) in aggregate principal amount of its 3.450% Senior Notes Due 2018 and 2.700% Senior Notes due 2019 (collectively, the “Notes”) at the purchase price indicated below. In addition, holders whose Notes are purchased pursuant to the Offer will be paid accrued and unpaid interest on the applicable series of Notes from, and including, the most recent interest payment date for such series of Notes prior to the applicable settlement date to, but not including, the applicable settlement date (“Accrued Interest”). The Maximum Amount will not be subject to amendment by SHUSA.

Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding	Acceptance Priority Level	Early Participation Amount(1)	Reference Security	Bloomberg Reference Page/ Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)

3.450% Senior Notes due 2018(3)	CUSIP: 80282KAC0 ISIN: US80282KAC09	August 27, 2018 / July 27, 2018	$244,576,000	1	$30	0.750% U.S. Treasury due July 31, 2018	PX3	30	$1,006.71

2.700% Senior Notes due 2019(3)	CUSIP: 80282KAH9 ISIN: US80282KAH95	May 24, 2019 / April 24, 2019	$1,000,000,000	2	$30	0.875% U.S. Treasury Due April 15, 2019	PX4	40	$1,003.30
(1)	Per $1,000 principal amount of Notes.
(2)	The total consideration (the “Total Consideration”) payable for each series of Notes includes the Early Participation Amount (as defined below) and will be a price per $1,000 principal amount of such series of Notes validly tendered in the Offer at or prior to the Early Participation Date (as defined below) for the Offer and accepted for purchase by us and is calculated using the applicable Fixed Spread. Holders whose Notes are accepted will also receive Accrued Interest on such Notes. The Hypothetical Total Consideration shown in this table assumes settlement on the expected early settlement date on February 16, 2018, and the Reference Yield measured at 11:00 a.m., New York City time, on January 31, 2018.
(3)	For such series of Notes, the calculation of the applicable Total Consideration will be performed taking into account the par call date as set forth in the offer to purchase dated today relating to the Offer (the “Offer to Purchase”).

The Offer is being made pursuant to an Offer to Purchase, dated today, which contains detailed information concerning the terms of the Offer. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Notes to determine when such intermediary would require receipt of instructions from a holder in order for that holder to be able to participate in the Offer before the deadlines described herein. The deadlines set by any such intermediary and The Depository Trust Company for the tender of Notes may be earlier than the deadlines specified herein.

The Offer will expire at 11:59 p.m., New York City time, on March 1, 2018 unless extended or earlier terminated by SHUSA (the “Expiration Date”). Holders of Notes that are validly tendered at or prior to 5:00 p.m., New York City time, on February 14, 2018 (unless extended by the Company in its sole and absolute discretion) (such date and time, as the same may be extended, the “Early Participation Date”), and not validly withdrawn, and accepted for purchase by the Company will receive the applicable Total Consideration for their Notes set forth in the table above and calculated in accordance with the Offer to Purchase, which includes an early participation amount of $30.00 per $1,000 principal amount of the Notes accepted for purchase (the “Early Participation Amount”). Holders validly tendering their Notes after the Early Participation Date, but at or prior to the Expiration Date, will be eligible to receive the applicable “Tender Offer Consideration,” which is an amount equal to the applicable Total Consideration less the Early Participation Amount. In addition, payments for Notes purchased will include Accrued Interest on such Notes.

Tendered Notes may be withdrawn at any time at or prior to the Expiration Date, unless that deadline for withdrawal is extended by the Company in its sole and absolute discretion, but not thereafter unless otherwise required by applicable law. The Company will accept for payment, and thereby purchase, all Notes validly tendered and not validly withdrawn pursuant to the Offer at or prior to the Expiration Date, subject to the Maximum Amount and based on the Acceptance Priority Levels set forth in the table above, subject to proration (if applicable), provided that Notes tendered at or prior to the Early Participation Date will be accepted for purchase in priority to Notes tendered after the Early Participation Date, but at or prior to the Expiration Date, regardless of the priority of the series of such later tendered Notes. If, on the Early Payment Date, Notes are purchased in the Offer representing an aggregate principal amount that is equal to the Maximum Amount for the Offer, no additional Notes will be purchased in the Offer, and there will be no final settlement date for the Offer.

SHUSA is making the Offer in order to retire Notes prior to their maturity. SHUSA will fund the purchases of Notes from available cash on hand. The Offer is conditioned upon the satisfaction of certain customary conditions described in the Offer to Purchase. The Offer is not conditioned upon the tender of any minimum principal amount of Notes. Subject to applicable law, SHUSA may, at its sole discretion, waive any condition applicable to the Offer and may extend the Offer. Under certain conditions and as more fully described in the Offer to Purchase, SHUSA may terminate the Offer before the Expiration Date.

SHUSA has appointed Santander Investment Securities Inc. to act as dealer manager for the Offer, and has retained D.F. King & Co., Inc. to serve as the tender agent and information agent. Requests for documents may be directed to D.F. King & Co., Inc. by email at santander@dfking.com or by telephone at +1 212-269-5550 (banks and brokers) or +1 800-814-2879. Questions regarding the Offer may be directed to Santander Investment Securities Inc. at (855) 404-3636.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Offer is being made solely by SHUSA pursuant to the Offer to Purchase. The Offer is not being made to, nor will SHUSA accept tenders of Notes from, holders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (Santander), one of the most respected banking groups in the world with more than 125 million customers in the U.S., Europe and Latin America. As the intermediate holding company for Santander’s U.S. businesses, SHUSA includes six financial companies with more than 17,500 employees, 5.2 million customers and assets of over $131.9 billion. These include Santander Bank, N.A., one of the country’s largest retail and commercial banks by deposits; Santander Consumer USA Holdings Inc. (NYSE: SC), an auto finance and consumer lending company; Banco Santander International of Miami; Banco Santander Puerto Rico; Santander Securities LLC of Boston; and Santander Investment Securities Inc. of New York.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, SHUSA’s statements regarding the Offer. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K SHUSA files with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in the forward-looking statements include, without limitation, the risks and uncertainties described in SHUSA’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for SHUSA to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by SHUSA or any other person that SHUSA’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on SHUSA’s forward-looking statements, and SHUSA undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase (including the documents incorporated by reference therein) contain important information which must be read carefully before any decision is made with respect to the Offer. If any holder of Notes is in any doubt as to the action it should take, it is recommended to seek its own legal, tax, accounting and financial advice, including as to any tax consequences, immediately from its stockbroker, bank manager, attorney, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer. None of SHUSA, the dealer managers, the tender and information agent, or any person who controls or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Notes should participate in the Offer.

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FINANCIAL CONTACTS:

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Ann Davis

617.757.5891

ann.davis@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us

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